UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 21, 2004
                                                        ------------------


                             Pioneer Railcorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                      Iowa
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


       33-6658-C                                           37-1191206
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


         1318 S. Johanson Road
           Peoria, Illinois                                             61607
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code   (309) 697-1400
                                                  -----------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events

On September 21, 2004, Pioneer Railcorp, Inc. announced the Board of Directors' preliminary approval of a going private merger transaction and its intent to de-register as a public reporting company with the Securities and Exchange Commission.

A copy of the press release is attached hereto as an exhibit and incorporated herein by reference.

Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits

            (c)  Exhibits:

                 Exhibit 99   September 21, 2004 Press Release


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PIONEER RAILCORP, INC.
                                             (Registrant)


                                             By:  /s/ J. Michael Carr
                                                  ------------------------------
                                                  J. Michael Carr, President and
                                                  Chief Financial Officer

Dated:  September 21, 2004



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                                  EXHIBIT INDEX



Number                                                     Description
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  99                                            September 21, 2004 Press Release


                                       4=